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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 18, 2001


                       OHIO STATE FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              OHIO                      000-23109              31-1529204
------------------------------   --------------------    -----------------------
 (State or other jurisdiction    (Commission File No.)   (IRS Employer I.D. No.)
      of incorporation)



                  435 Main Street, Bridgeport, Ohio       43912
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (740) 635-0764
                                                   ----------------------
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Item 5.      Other Events.

         On April 18, 2001, Ohio State Financial Services, Inc., an Ohio corporation ("OSFS"), and Advance Financial Bancorp, a Delaware corporation ("Advance"), entered into an Agreement and Plan of Merger (the "Agreement"). The Agreement sets forth the terms and conditions under which Advance will acquire all of the issued and outstanding shares of OSFS in exchange for a cash payment of $16.00 per share, subject to rights of dissenting shareholders under Ohio law and to certain further terms, conditions, limitations and procedures set forth in the Agreement.

         The acquisition will be accomplished through the merger of a newly organized Ohio corporation, which is a wholly-owned subsidiary of Advance ("Merger Sub"), with and into OSFS (the "Corporate Merger"). As a result of the Corporate Merger, OSFS shall be the surviving corporation ("Surviving Corporation"). Immediately following the Corporate Merger, Advance shall cause Surviving Corporation to be merged with and into Advance (the "Company Merger"), and Bridgeport Savings and Loan Association ("Bridgeport") to be merged with and into Advance Financial Savings Bank ("Advance Bank") (the "Bank Merger").


         The Agreement provides that each holder of an option to acquire OSFS Stock ("OSFS Option") shall receive the right to a cash payment equal to the difference between $16.00 and the exercise price per share of the OSFS Option, and each holder of an unvested share of OSFS restricted stock that was acquired under the OSFS Recognition and Retention Plan shall be entitled to receive a cash payment equal to $16.00 for each such share of restricted stock.

         Consummation of the Corporate Merger and the Bank Merger is subject to the approval of the shareholders of OSFS and the receipt of all required regulatory approvals, as well as other customary conditions.

         The Agreement and the press release issued by OSFS and Advance on April 18, 2001, are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement.

Item 7.      Financial Statements and Exhibits.

             (a) and (b)  Not applicable.

             (c)      Exhibits.

                      2 Agreement and Plan of Merger, dated as of April 18, 2001, between Ohio State Financial Services, Inc. and Advance Financial Bancorp

                      99    Press Release dated April 18, 2001


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          OHIO STATE FINANCIAL SERVICES, INC.


                                          By:  /s/ Jon Letzkus
                                               ---------------------------------
                                               Jon Letzkus, President


Date:  April 25, 2001



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                                INDEX TO EXHIBITS


 Exhibit Number                        Description
---------------                        ------------
       2 Agreement and Plan of Merger, dated as of April 18, 2001, between Ohio State Financial Services, Inc. and Advance Financial Bancorp

      99           Press Release dated April 18, 2001